Exhibit 99.1







                             HESPERIA HOLDING, INC




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                              HESPERIA HOLDING, INC


     o    WHO ARE WE?

          Hesperia  Holding,  Inc,  through  its  two  operating   subsidiaries:
          Hesperia Truss, Inc and Pahrump Valley Truss, Inc custom designs and manufactures floor and roof trusses for the residential and commercial construction market.




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                             HESPERIA HOLDING, INC


     o    WHAT IS A TRUSS?

          Trusses are manufactured roof or floor support system structures used in residential and commercial construction




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                              HESPERIA HOLDING, INC

(Object Omitted)


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                             HESPERIA HOLDING, INC

     o    OPERATING MARKETS:

          -    Hesperia Truss, Inc-Southern California
          -    Pahrump Valley Truss, Inc-Greater Las Vegas, NV



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                             HESPERIA HOLDING, INC

     o    Public Sector Highlights:

          -    Symbol: HSPR.OB
          -    12 month trading range:

               o    High:                      $1.01
               o    Low:                       $0.09
               o    Current:                   $0.22
               o    Outstanding Shares:        15,992,617 shares
               o    Float:                     3,645,883 shares




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                             HESPERIA HOLDING, INC

     o    Management team:

          -    Don Shimp, CEO-founder, 28 yrs experience
          -    Mark Presgraves, Sec/Treasurer-Founder, 28 yrs experience
          -    Steve   Chaussy,   CFO,   CPA,   multiple   experience   in  high
               growth/acquisition rollup/SEC reporting
          -    William Nalls, COO, 21 years hands on operations experience
          - Fred Smith, Sales, 20 years experience in variety of sales and mgt of sales organizations





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                             HESPERIA HOLDING, INC.

     o    Sales:

          -    2002:         $ 6,488,950
          -    2003:         $ 8,141,656 up 25%
          -    2004:         $11,267,045 up 38%




     All through internal growth




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                             HESPERIA HOLDING, INC

     o    MAJOR CUSTOMER BASE:

          -    Commercial

               o    Home Depot
               o    Lowe's
               o    Ace Hardware Stores

          -    Residential

               o    Classic Homes
               o    Red Rock Homes
               o    Skyline Ranch




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                             HESPERIA HOLDING, INC

     o    Sales Dimensions:

          -    Uniqueness

               o    Custom / Small contractor market
               o    Tract work less than 3% for 2004
               o    Diversification: No customer greater than 9% of sales
               o    Strengthening Home Depot relationship




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                             HESPERIA HOLDING, INC

     o    Gross Profit Margins:

          -    2002: 17%
          -    2003: 17%
          -    2004: 26%
          -    Q1 05: 33% (estimated)




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                             HESPERIA HOLDING, INC

     o    Gross margin highlights:

          -    Hesperia Holding, Inc began a process in mid-2004 to:

               o    Focus on the upper margin contracts
               o    Eliminate "loser" work and no margin business
               o    Sell the service  and custom  design  work--trusses  are our product
               o    Impact:   Margins   achieved   30+   range   in  Q3  04  and
                    continues.....




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                             HESPERIA HOLDING, INC

     o    EBITDA :

          -    2003: $( 569,825)   - year company goes public
          -    2004: $(2,211,356)  - significant stock issuances
               o    4th Quarter 2004: $192,063
               o    1st Quarter 2005: $250,000 (estimated)




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                             HESPERIA HOLDING, INC

     o    Expectations about the future
          -    Expected double digit revenue growth for 2005
          -    EBIT expected at $1,000,000+ for 2005
               o Expected EPS for 2005: $0.06 to $0.08 per share Actively seeking acquisition candidates for rollup
          -    Expand our market presence to other active regions



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                              HESPERIA HOLDING, INC
                          Most recent operating results

     o    First Quarter 2004:                o    UNAUDITED and ESTIMATED
          -    Sales: 2.2 million            o    First Quarter 2005:
          -    GP : 384K (17.2%)                  -    Sales: 1.7 million
          -    EBIT : (407K)                      -    GP : 580K (33.4%)
                                                  -    EBIT: 250K+ (estimated)





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                             HESPERIA HOLDING, INC

     o    Tools needed for growth:

          -    Funding for acquisition and modernization

          -    Expansion of shareholder base/investor community

          -    Diversification into complimentary building component items

               o    Wall panels

               o    Prefab components



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                             HESPERIA HOLDING, INC

     o    FORWARD LOOKING STATEMENTS:

          - Statements about the Company's future expectations, including future revenues and earnings, and all other statements in this presentation other than historical facts are "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933. Section 21E of the Securities Exchange Act of 1934, and as the term is defined in the Private Litigation Reform Act 1995. The company's actual results could differ materially from expected results. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.


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